                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------



                                    FORM 8-K




     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


              Date of report:                 DECEMBER 5, 1997
     (Date of earliest event reported)       (December 2, 1997)


                           ESSEX PROPERTY TRUST, INC.
                          (Exact name of Registrant as
                            Specified in its Charter)

                                    MARYLAND
                          (State or Other Jurisdiction
                                of Incorporation)

                                     1-13106
                            (Commission File Number)

                                   77-0369576
                        (IRS Employer Identification No.)


                              777 CALIFORNIA AVENUE
                               PALO ALTO, CA 94304
                                 (650) 494-3700
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)

Item 5.  OTHER EVENTS.

         Essex Property Trust, Inc. (the "Company"), Essex Portfolio, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and Raymond James & Associates, Inc. have entered into a Purchase Agreement and a Pricing Agreement, each dated December 2, 1997, relating to the public offering of 1,500,000 shares of Common Stock of the Company and up to an additional 225,000 shares of Common Stock subject to an over-allotment option. The Purchase Agreement and the Pricing Agreement are attached hereto as exhibits.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The exhibits listed in the accompanying Index to Exhibits are filed as part of this Current Report on Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 ESSEX PROPERTY, INC.



December 5, 1997                           By:      /s/ Mark J. Mikl
                                                ------------------------------
                                                         Mark J. Mikl
                                               Controller (Authorized Officer
                                               and Principal Accounting Officer)

                                  EXHIBIT INDEX





      EXHIBIT                                DESCRIPTION
--------------------    -------------------------------------------------------------------
        1.1             Purchase Agreement dated December 2, 1997 by and among Essex
                        Property Trust, Inc., Essex Portfolio, L.P. and Merrill Lynch,
                        Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette
                        Securities Corporation, and Raymond James & Associates, Inc.

        1.2             Pricing Agreement dated December 2, 1997 by and among Essex
                        Property Trust, Inc., Essex Portfolio, L.P. and Merrill Lynch,
                        Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette
                        Securities Corporation, and Raymond James & Associates, Inc.